UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Tamrha V. Mangelsen
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha V. Mangelsen	Dated as of April 15, 2016
Tamrha V. Mangelsen
Chief Financial Officer, Treasurer, Assistant Secretary

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 15, 2016
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Eric Kurzrok
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 15, 2016
Eric Kurzrok
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 15, 2016
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Keith Demmings
does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Keith Demmings	Dated as of April 3, 2017
Keith Demmings
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 3, 2017
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Richard Dzaidzio
does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard Dzaidzio	Dated as of April 3, 2017
Richard Dzaidzio
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 3, 2017
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Paula SeGuin
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula SeGuin	Dated as of April 15, 2016
Paula SeGuin
Vice President, Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 15, 2016
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Tammy L. Schultz
does hereby authorize Lisa Proch and/or Jonathan Hatch, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tammy L. Schultz	Dated as of April 15, 2016
Tammy L. Schultz
Chairman, President and Chief Executive Officer

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 15, 2016
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986